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                                                                   EXHIBIT 10.20

                                                                  EXECUTION COPY

                                SECOND AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                             NOTE PURCHASE AGREEMENT
                 Arcadia Automobile Receivables Warehouse Trust

        THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT dated as of November 4, 1999 (this "Amendment"), among ARCADIA AUTOMOBILE RECEIVABLES WAREHOUSE TRUST (the "Issuer"), ARCADIA FINANCIAL LTD. ("Arcadia"), RECEIVABLES CAPITAL CORPORATION (a "Purchaser" or "RCC"), BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as RCC Agent (in such capacity, the "RCC Agent") and as Administrative Agent (in such capacity, the "Administrative Agent"), DELAWARE FUNDING CORPORATION (a "Purchaser" or "DFC"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as DFC Agent (the "DFC Agent").

        WHEREAS, the parties hereto wish to amend the Amended and Restated Note Purchase Agreement dated as of July 21, 1998, as amended as of July 13, 1999 (as amended and in effect from time to time, the "NOTE PURCHASE AGREEMENT"), among the Issuer, Arcadia, the Purchasers, the RCC Agent and the DFC Agent to reduce the minimum amount of any Note Increase from $7,000,000 to $5,000,000; and

        WHEREAS, in accordance with the provisions of Section 7.1(b) of the Sale and Servicing Agreement and Section 902 of the Indenture, the consent of the Purchasers is required for certain amendments to the Sale and Servicing Agreement and the Indenture, respectively, and RCC and DFC desire to consent to the provisions of Amendment No. 2 dated the date hereof to the Sale and Servicing Agreement ("Sale Agreement Amendment"), by and among the Issuer, Arcadia Receivables Finance Corp., AFL, the RCC Agent and the DFC Agent and the Indenture Supplement dated the date hereof (the "Indenture Supplement"), among the Issuer, the Trustee, the RCC Agent and the DFC Agent.

        NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

        SECTION 1. AMENDMENT OF SECTION 1. Clause (i) of the last sentence of the third paragraph of Section 1 of the Note Purchase Agreement is hereby amended by deleting the dollar amount "$7,000,000" and inserting in lieu thereof the dollar amount "$5,000,000."

        SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of Arcadia and the Issuer represents and warrants that as of the date hereof no Event of Default has occurred under the Sale and Servicing Agreement, and to the best of the Issuer's or Arcadia's knowledge there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default or Servicer Termination Event.


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        SECTION 3. CONSENT TO SALE AGREEMENT AMENDMENT AND INDENTURE SUPPLEMENT.
In accordance with the provisions Section 7.1(b) of the Sale and Servicing Agreement and Section 902 of the Indenture, RCC and DFC hereby consent to the provisions of the Sale Agreement Amendment and the Indenture Supplement.

        SECTION 4. EFFECTIVENESS. The amendments and consent provided for by this Amendment shall become effective as of November 4, 1999, upon the receipt by each Agent, in form and substance satisfactory to the RCC Agent and the DFC Agent, of (a) this Amendment duly executed and delivered by each of the parties hereto (and consented to by each of the required parties), (b) an opinion of counsel to AFL and ARFC, dated the date hereof, addressed to each Agent, the Security Insurer and each Purchaser, covering such matters as the RCC Agent or the DFC Agent may reasonably request, and (c) duly executed counterparts of the Sale Agreement Amendment and the Indenture Supplement.

        SECTION 5. NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Note Purchase Agreement shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Note Purchase Agreement. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Note Purchase Agreement, but shall constitute an amendment thereof.

        SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

        SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

        SECTION 8. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Note Purchase Agreement.

        SECTION 9. LIMITATION OF OWNER TRUSTEE LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or the other related documents.


                                        2
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        IN WITNESS WHEREOF, each Purchaser, the RCC Agent, the DFC Agent,
Arcadia and the Issuer have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                      ARCADIA AUTOMOBILE RECEIVABLES
                                      TRUST

                                      By: Wilmington Trust Company, not in its
                                          individual capacity but solely as
                                          Owner Trustee


                                      By: /s/ Mary Kay Pupillo
                                         -------------------------------------
                                          Name:  Mary Kay Pupillo
                                          Title: Financial Services Officer


                                       ARCADIA FINANCIAL LTD.


                                       By: /s/ John A. Witham
                                          ------------------------------------
                                          Name:  John A. Witham
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                       RECEIVABLES CAPITAL CORPORATION,
                                       as a Purchaser


                                       By: /s/ Stewart L. Cutler
                                          ------------------------------------
                                          Name:  STEWART L. CUTLER
                                          Title: Managing Director


                                       BANK OF AMERICA, N.A.,
                                       (formerly known as Bank of America
                                       National Trust and Savings Association), as Administrative Agent and RCC Agent


                                       By: /s/ Brian D. Krum
                                          ------------------------------------
                                          Name:  BRIAN D. KRUM
                                          Title: VICE PRESIDENT

[Signature Page to Second Amendment to the Amended and Restated Note Purchase Agreement]

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                                       DELAWARE FUNDING CORPORATION,
                                       as a Purchaser


                                       By: Morgan Guaranty Trust Company of
                                           New York as attorney-in-fact for
                                           Delaware Funding Corporation


                                       By: /s/ Richard A. Burke
                                         -------------------------------------
                                         Name:   Richard A. Burke
                                         Title:  Vice President


                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as DFC Agent


                                       By: /s/ Richard A. Burke
                                         -------------------------------------
                                         Name:   Richard A. Burke
                                         Title:  Vice President


[Signature Page to Second Amendment to the Amended and Restated Note Purchase Agreement]